EXHIBIT 32.1

Certification Pursuant To

 18 U.S.C. Section 1350,

 as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of RLJ Lodging Trust (the “Company”) on Form 10-Q for the period ended June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas J. Baltimore, Jr., President, Chief Executive Officer and Trustee of the Company, and I, Leslie D. Hale, Chief Financial Officer and Treasurer of the Company, certify, to our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                       the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

RLJ LODGING TRUST

Dated: August 7, 2013	/s/ THOMAS J. BALTIMORE, JR.
Thomas J. Baltimore, Jr.
President, Chief Executive Officer and Trustee

/s/ LESLIE D. HALE
Leslie D. Hale
Executive Vice President, Chief Financial Officer and Treasurer